Note 4 - Other Receivables - Other Receivables, Net (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2017 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Advances to staff (i)	[1]		¥ 14,599	¥ 9,250
Advances to entrepreneurial agents (ii)	[2]		1,308	1,270
Rental deposits			7,709	7,997
Interest receivables (iii)	[3]		23,038	17,620
Loan to third party (iv)	[4]		513,180
Amount due from third party (v)	[5]		42,152
Other			29,395	12,957
Other receivables, net		$ 97,041	¥ 631,381	¥ 49,094

[1]	This represented advances to staff of the Group for daily business operations which are unsecured, interest-free and repayable on demand.
[2]	This represented advances to entrepreneurial agents who provide services to the Group. The advances are used by agents to develop business. The advances were unsecured, interest-free and repayable on demand.
[3]	This represented accrued interest income on bank deposits and accrued interest on subscription receivables (Note 2(m)).
[4]	This represented loan to Shenzhen Chuangjia Investment Partnership Limited ("Chuangjia") of RMB500 million and corresponding interest receivable RMB13.2 million. The loan is secured by the 99% equity share of Chengdu Puyi Bohui Information Technology Limited ("Puyi Bohui"), a major operating subsidiary of Chuangjia, with interest rate 7.3% per annum. The loan is matured in August 2018 according to the agreement.
[5]	This represented residual balance of uncollected cash consideration due from Cheche, which is related to the disposal of P&C business. See Note 3 for details.